UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

priceline.com Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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priceline.com®

December 14, 2004

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of priceline.com Incorporated (the “Company”) to be held at 2:00 p.m. on Monday, January 24, 2005 at the Company’s headquarters located at 800 Connecticut Avenue, Norwalk, CT 06854.

At the Special Meeting, stockholders will be asked to approve an amendment to the Company’s 1999 Omnibus Plan (the “1999 Omnibus Plan”) increasing the number of shares available under the plan. The accompanying Notice of Special Meeting of Stockholders and Proxy Statement describe the matter to be presented at the Special Meeting.

The Board of Directors unanimously recommends that stockholders vote in favor of the amendment to the Company’s 1999 Omnibus Plan.

Whether or not you plan to attend the Special Meeting, please mark, sign, date and return your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may attend the Special Meeting and vote in person even if you have previously returned your proxy card.

Sincerely,

/s/ Ralph M. Bahna

Ralph M. Bahna
Chairman of the Board

IMPORTANT

A proxy card is enclosed. We urge you to complete and mail the card promptly in the enclosed envelope, which requires no postage if mailed in the United States. Any stockholder attending the Special Meeting may personally vote on all matters that are considered, in which event the signed and mailed proxy will be revoked.

IT IS IMPORTANT THAT YOU VOTE YOUR STOCK

priceline.com Incorporated

800 Connecticut Avenue

Norwalk, Connecticut 06854

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON

Monday, January 24, 2005

To the Stockholders of priceline.com Incorporated:

We hereby notify you that a Special Meeting of Stockholders of priceline.com Incorporated (the “Company”) will be held on Monday, January 24, 2005 at 2:00 p.m. local time at the Company’s headquarters located at 800 Connecticut Avenue, Norwalk, CT  06854 for the following purpose:

To approve an amendment to the priceline.com Incorporated 1999 Omnibus Plan increasing the number of shares of the Company’s common stock, par value $0.008 per share, with respect to which awards may be granted to 7,895,833 shares from 5,895,833 shares.

This business item is more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on December 10, 2004, as the record date for identifying those stockholders entitled to notice of, and to vote at, this Special Meeting and at any adjournment or postponement of this meeting.

By Order of the Board of Directors

/s/ Peter J. Millones

Peter J. Millones
Corporate Secretary

Norwalk, Connecticut

December 14, 2004

All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

PRICELINE.COM INCORPORATED

PROXY STATEMENT

TABLE OF CONTENTS

PROXY STATEMENT

General

Solicitation

Voting Rights and Outstanding Shares; Approval

Revocability of Proxies

Stockholder Proposals

PROPOSAL 1: AMENDMENT TO THE PRICELINE.COM INCORPORATED 1999 OMNIBUS PLAN

Summary of priceline.com Incorporated 1999 Omnibus Plan

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Directors

Compensation of Executive Officers

Summary Compensation Table

Option Grants in Last Fiscal Year

Aggregated Option Exercises in 2003 and Fiscal Year-End Option Values

Equity Compensation Plan Information

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

OTHER MATTERS

APPENDIX A

APPENDIX B

priceline.com Incorporated

800 Connecticut Avenue

Norwalk, Connecticut 06854

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JANUARY 24, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of priceline.com Incorporated (“we” or “priceline.com” or the “Company”) for use at the Special Meeting of Stockholders to be held on Monday, January 24, 2005, at 2:00 p.m. local time (the “Special Meeting”), or at any adjournment or postponement of this meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company’s headquarters located at 800 Connecticut Avenue, Norwalk, CT  06854.  We intend to mail this proxy statement and accompanying proxy card on or about December 27, 2004, to all stockholders entitled to vote at the Special Meeting.

Solicitation

We will pay for the entire cost of proxy solicitations, including preparation, assembly, printing and mailing of proxy solicitation materials.  We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of priceline.com common stock (the “Common Stock”) beneficially owned by others to forward these materials to the beneficial owners of Common Stock.  We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials.  Directors, officers or other regular employees of ours may also solicit proxies by telephone, telegram or in-person. We will not additionally compensate directors, officers or other regular employees for these services.  We have retained Mellon Investor Services LLC, 44 Wall Street, New York, New York 10005 to aid in the solicitation of proxies from brokers, banks, nominees and other institutional holders.  A fee of $8,000 plus expenses will be paid to Mellon Investor Services LLC for these services.

Voting Rights and Outstanding Shares; Approval

Only stockholders of record at the close of business on December 10, 2004 will be entitled to notice of and to vote at the Special Meeting. At the close of business on December 10, 2004, 38,860,092 shares of Common Stock were outstanding and entitled to vote.  Each holder of record of Common Stock on that date will be entitled to one vote for each share held on the matter to be voted upon at the Special Meeting.

The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.  Stockholders who are present at the Special Meeting in person or by proxy and who abstain and proxies relating to shares held in “street name” that are not voted (referred to as “broker non-votes”) will be treated as present for purposes of determining whether a quorum is present.  Abstentions will have the same effect as votes against the proposal and broker non-votes will not be counted for any purpose in determining whether the proposal has been approved.  A majority of the outstanding shares of Common Stock, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting.

To approve the proposed amendment to the priceline.com Incorporated 1999 Omnibus Plan, a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Special Meeting will be required to vote in favor of the proposed amendment. The Board of Directors recommends a vote FOR the proposed amendment to the 1999 Omnibus Plan.

Revocability of Proxies

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted.  Proxies may be revoked by any of the following actions:

•            filing a written notice of revocation with our Secretary at our principal executive office (800 Connecticut Avenue, Norwalk, Connecticut 06854);

•            filing with our Corporate Secretary at our principal executive office (800 Connecticut Avenue, Norwalk, Connecticut 06854) a properly executed proxy showing a later date; or

•            attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).  Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Stockholder Proposals

Stockholders who, in accordance with SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2005 Annual Meeting of Stockholders must submit their proposals to our Secretary on or before January 20, 2005.

In order for proposals to be properly brought before the 2005 Annual Meeting in accordance with our By-laws (and not pursuant to SEC’s Rule 14a-8), a stockholder’s notice of the matter the stockholder wishes to present must be delivered to our Secretary not less than 60 nor more than 90 days prior to the first anniversary of the date of this year’s Annual Meeting.  As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our By-laws (and not pursuant to SEC’s Rule 14a-8) must be received no earlier than March 3, 2005 and no later than April 2, 2005.

Proposal 1

Amendment to the priceline.com Incorporated 1999 Omnibus Plan(1)

In February 1999, the Company established the priceline.com Incorporated 1999 Omnibus Plan (the “1999 Omnibus Plan” or the “Plan”), pursuant to which awards are made to certain officers, other employees, consultants and directors of the Company or its subsidiaries from time to time. The maximum number of shares of Common Stock currently reserved for the grant or settlement of awards under the 1999 Omnibus Plan is 5,895,833.  As of November 30, 2004, there were less than 150,000 shares of Common Stock available for future grants under the 1999 Omnibus Plan.

The Board of Directors proposes that the 1999 Omnibus Plan be amended to increase the maximum number of shares of Common Stock reserved for the grant or settlement of awards under the Plan from 5,895,833 to 7,895,833, subject to adjustment pursuant to the terms of the Plan.  A majority of the outstanding shares of Common Stock present, in person or by proxy, at the Special Meeting voting in favor of the proposed amendment to the 1999 Omnibus Plan is required for its approval.

Over the last three years, priceline.com has substantially restructured its business, achieved sustained profitability and developed into one of the fastest growing companies in the on-line travel industry.  This performance could not have been achieved without the dedication and productivity of the Company’s employees.  As priceline.com continues to grow and return shareholder value, the Company will continue to be dependent upon recruiting and retaining employees that can perform at the highest levels.  It is critical that priceline.com continue to motivate its key employees as it positions itself for future growth.

Priceline.com’s 1999 Omnibus Plan is essential to its success in recruiting and retaining critical talent.  The Board of Directors believes that providing directors, officers and employees with equity incentives such as

(1)           All share amounts in this Proxy Statement give effect to priceline.com’s June 2003 one-for-six reverse stock split.

stock options will contribute substantially to the Company’s future success by further aligning the interests of management with those of the Company’s stockholders.  Additionally, the Company’s overall compensation philosophy places significant emphasis on equity compensation to reward, incentivize and retain management and key employees.  In the past, priceline.com has constructively utilized equity grants to reward, retain and recruit key employees.  Providing the opportunity to employees to share in the success of priceline.com through equity participation has been critical to the Company’s success.  In addition, the constructive use of equity grants has increased the Company’s strategic flexibility and been a fundamental component of the Company’s recent growth.  For example, priceline.com’s ability to grant equity incentives to certain key employees of Active Hotels Ltd., the U.K. based on-line travel company acquired in September 2004, was critical to our ability to acquire the company and retain and motivate all members of their senior management.  We believe that an increase in the number of shares available for grant under the Plan would provide priceline.com with similar flexibility should the opportunity to consummate future strategic transactions present itself.  Accordingly, the Board of Directors recommends a vote FOR Proposal 1.

The proposed amendment to the 1999 Omnibus Plan, which would increase the maximum number of shares of Common Stock under the Plan from 5,895,833 to 7,895,833 (subject to adjustment), is attached hereto as Appendix A.  Reference is made to Appendix A for a complete statement of the amendment.  A description of the 1999 Omnibus Plan, as it is proposed to be amended, follows. This description is only a summary and is qualified in its entirety by the provisions of the 1999 Omnibus Plan, which is attached hereto as Appendix B, and the amendment thereto. Terms not defined herein have the meanings given to such terms in the 1999 Omnibus Plan.

Summary of priceline.com Incorporated 1999 Omnibus Plan

The 1999 Omnibus Plan is intended to promote the interests of priceline.com by providing employees of priceline.com with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other employees, consultants and directors in fulfilling their responsibilities for long-range achievements.

General

The 1999 Omnibus Plan provides for the granting of awards to such officers, other employees, consultants and directors of priceline.com and its subsidiaries and affiliates as the Compensation Committee, which is the committee of the Board of Directors appointed to administer the Plan, may approve from time to time. Awards under the 1999 Omnibus Plan may be made in the form of incentive stock options, non-qualified stock options, restricted stock or other awards.

Stock Subject to the Plan

The maximum number of shares of Common Stock originally reserved for the grant or settlement of awards under the 1999 Omnibus Plan was 1,562,500.  On April 24, 2000, at the Company’s 2000 Annual Meeting, the Plan was amended to, among other things, increase the maximum number of shares of Common Stock reserved for the grant or settlement of awards under the Plan from 1,562,500 to 4,229,166.  On May 21, 2001, at the Company’s 2001 Annual Meeting, the Plan was amended to, among other things, increase the maximum number of shares of Common Stock reserved for the grant or settlement of awards under the Plan from 4,229,166 to 5,895,833.

The maximum number of shares of Common Stock reserved for the grant or settlement of awards under the 1999 Omnibus Plan is currently 5,895,833 subject to adjustment as provided in the Plan. As described above, it is proposed that the maximum number of shares of Common Stock reserved for the grant or settlement of awards under the 1999 Omnibus Plan be increased to 7,895,833.

No more than 1,250,000 of stock may be awarded in respect of Options, no more than 416,666 shares of stock may be awarded in respect of Restricted Stock and no more than 833,333 shares of stock may be awarded in respect of other Stock Based Awards to a single individual in any given year during the life of the Plan.  Awards (either as options, restricted stock or other awards) will be made in a manner consistent with Section 162(m) of the Internal Revenue Code of 1986, generally referred to as the “Code.”  Shares of Common Stock acquired upon the exercise or settlement of awards may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by priceline.com in the open market, in private transactions or otherwise.  If any shares subject to an award are forfeited, canceled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the holder of such award, the shares of Common Stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 1999 Omnibus Plan.

Except as provided in an agreement evidencing the grant of an award, in the event that the Compensation Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of holders of awards under the 1999 Omnibus Plan, then the Compensation Committee will make such equitable changes or adjustments as it deems necessary or appropriate to any or all of the:

•                  number and kind of shares of Common Stock or other property (including cash) that may thereafter be issued in connection with awards,

•                  number and kind of shares of Common Stock or other property, including cash, issued or issuable in respect of outstanding awards,

•                  exercise price, grant price, or purchase price relating to any awards, provided that, with respect to incentive stock options, such adjustment shall be made in accordance with Section 424(h) of the Code,

•                  performance criteria with respect to an award, and

•                  individual limitations applicable to awards.

Administration

The 1999 Omnibus Plan is administered by the Compensation Committee, the composition of which is intended to satisfy the provisions of Section 162(m) of the Code and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, which is generally referred to as the “Exchange Act”.  The Compensation Committee has the authority, among other things, to administer, and exercise all the powers and authorities either specifically granted to it under the 1999 Omnibus Plan or necessary or advisable in the administration of the 1999 Omnibus Plan, in its sole discretion, including, without limitation, the authority to grant awards; select grantees; determine the type, terms, conditions, restrictions and number of awards to be granted; make adjustments in the performance goals in recognition of unusual or non-recurring events affecting priceline.com or the financial statements of priceline.com, to the extent not inconsistent with Section 162(m) of the Code, if applicable, or in response to changes in applicable laws, regulations, or accounting principles; construe and interpret the 1999 Omnibus Plan and any award; prescribe, amend and rescind rules and regulations relating to the 1999 Omnibus Plan; determine the terms and provisions of agreements evidencing awards; and make all other determinations deemed necessary or advisable for the administration of the 1999 Omnibus Plan.

The Compensation Committee may, in its absolute discretion, without amendment to the 1999 Omnibus Plan:

(1)          accelerate the date on which any option granted under the Plan becomes exercisable, waive or amend the operation of the Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option,

(2)          accelerate the vesting or waive any condition imposed with respect to any restricted stock, and

(3)          otherwise adjust any of the terms applicable to any award.

Eligibility

All officers and directors (who are also employees of the company), independent contractors, key employees and non-employee directors of the Company, its Subsidiaries or Affiliates are eligible to receive awards under the 1999 Omnibus Plan.

Awards Under the 1999 Omnibus Plan

Stock Options.  Unless otherwise determined by the Compensation Committee, options granted to employees and consultants pursuant to the 1999 Omnibus Plan become exercisable ratably over three years commencing on the first anniversary of the date of grant. The “option exercise price,” which is the purchase price per share payable upon the exercise of an option, will be established by the Compensation Committee; provided, however, that the option exercise price may be no less than the “fair market value” of a share of Common Stock on the date of grant, which is determined as the closing sales price of a share of Common Stock on the NASDAQ Stock Market for the date immediately preceding the date of grant on which there was a sale of Common Stock.  The option exercise price is payable by any one of the following methods or a combination thereof:

(1)          in cash or by personal check, certified check, bank cashier’s check or wire transfer;

(2)          subject to the approval of the Compensation Committee, in shares of Common Stock owned by the optionee for at least six months prior to the date of exercise and valued at their fair market value on the effective date of such exercise; or

(3)          in such other manner as the Compensation Committee may from time to time authorize.

Restricted Stock.  The Compensation Committee may authorize the Company to issue restricted shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions, including the attainment of performance goals, which performance goals may be based upon one or more of the following criteria: pre-tax or after-tax income; operating profit; return on equity, assets, capital or investment; earnings or book value per share; sales or revenues; operating expenses; stock price appreciation; and the implementation or completion of critical projects or processes, as the Compensation Committee may determine in its discretion. Unless the Compensation Committee determines otherwise, termination of employment during the restricted period will result in the forfeiture by the participant of all shares still subject to restrictions.

Other Awards.  Other awards valued in whole or in part by reference to, or otherwise based on, shares of Common Stock may be granted either alone or in addition to other awards under the 1999 Omnibus Plan. Subject to the provisions of the 1999 Omnibus Plan, the Compensation Committee has the sole and complete authority to determine the persons to whom and the time or times at which such other awards will be granted, the number of shares of Common Stock to be granted pursuant to such other awards and all other conditions of such other awards, including the attainment of performance goals.

New Plan Benefits

Except as set forth below, inasmuch as awards under the 1999 Omnibus Plan will be granted at the sole discretion of the Compensation Committee, it is not possible to determine the awards that will be granted during 2005.  As of November 30, 2004, options covering 3,906,771 shares of Common Stock were outstanding under the 1999 Omnibus Plan.

The following table shows, as of November 30, 2004, any equity incentive grants received under the 1999 Omnibus Plan during 2004 by our (a) Chief Executive Officer and the next four most highly-compensated executive officers, (b) all current executive officers as a group, (c) all current directors who are not executive officers as a group, and (d) all employees, including all current officers who are not executive officers, as a group.

	2004 GRANTS
	Restricted Stock Awards (#)		Number of Securities Underlying Stock Options Granted	Exercise Price of Stock Options Granted ($/SH)		Expiration Date of Stock Options Granted

Jeffery H. Boyd, President and Chief Executive Officer	—		150,000	$18.78		2/6/2014

Robert J. Mylod Jr., Chief Financial Officer	—		100,000	$18.78		2/6/2014

Ronald V. Rose, Chief Information Officer	—		50,000	$18.78		2/6/2014

Mitchell L. Truwit, Chief Operating Officer	—		100,000	$18.78		2/6/2014

Christopher L. Soder, Executive Vice President, Lodging and Vacation Products	—		100,000	$18.78		2/6/2014

Executive Group(a)	—		640,000	$18.78		2/6/2014

Non-Executive Director Group(b)	12,000	(c)	80,000	$28.22		6/2/2014

Non-Executive Officer Employee Group	—		776,550	—	(d)	—	(d)

(a).       Includes eight executive officers of priceline.com, including the five named executive officers identified above.

(b).      Includes all directors other than Jeffery H. Boyd, the Company’s Chief Executive Officer.

(c).       Reflects a one-time grant of 2,000 shares of restricted common stock made to each of the Company’s “independent” directors, as determined by the Company’s Board of Directors within the meaning of the applicable requirements of the Nasdaq Stock Market, on June 2, 2004.  All shares of restricted common stock were unvested as of November 30, 2004.  The closing price of priceline.com’s common stock on June 2, 2004 was $27.10.

(d).      Stock option grants were made at different times during the course of 2004 at different exercise prices, all with expiration dates in 2014.

Certain Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 1999 Omnibus Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Non-Qualified Stock Options.  An optionee will not recognize any taxable income upon the grant of a non-qualified stock option. Priceline.com will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option by a domestic employee, the excess of the fair market value of the Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. Priceline.com will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee’s tax basis for the Common Stock received pursuant to the exercise of a non-qualified stock option will equal the sum of the compensation income recognized and the exercise price.

In the event of a sale of Common Stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be treated as capital gain or loss.

Incentive Stock Options.    An optionee will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option unless the optionee is subject to alternative minimum tax described below.  Priceline.com will not be entitled to a corporate tax deduction with respect to such grant or exercise.

If the optionee holds the stock acquired upon exercise of an incentive stock option for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the incentive stock option.  This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for shares underlying the incentive stock option.

If such sale or exchange takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a “disqualifying disposition” of such shares that will have the following results: any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and priceline.com will be entitled to a tax deduction in the amount of such income~~.~~ provided that the deduction is not disallowed under the provisions of Section 162(m) of the Code.  Any further gain or loss after the date of exercise generally will be treated as capital gain or loss.  A disposition of incentive stock option shares for this purpose includes not only a sale or exchange, but also a gift or other transfer of legal title (with certain exceptions).

Alternative Minimum Tax.  Generally, the difference between the fair market value of stock purchased by exercise of an incentive stock option (generally measured as of the date of exercise) and the amount paid for that stock upon exercise of the incentive stock option is an adjustment to income for purposes of the alternative minimum tax.  An alternative minimum tax adjustment applies unless a “disqualifying disposition” of shares occurs in the same calendar year as exercise of the incentive stock option.  The alternative minimum tax (imposed to the extent it exceeds the taxpayer’s regular tax) is 26% of an individual taxpayer’s alternative minimum taxable income for alternative minimum taxable income up to $175,000 and 28% thereafter.  Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

Restricted Stock.  A grantee will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to priceline.com. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, priceline.com generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income, for example, if a Section 83(b) election was previously made or the restrictions were previously removed, the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares.

Other Types Of Awards. The tax-treatment of any other stock-based award will vary depending on the terms of the Awards.

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of November 30, 2004 by (1) each stockholder known by priceline.com to be the beneficial owner of more than 5% of the Company’s Common Stock; (2) each Director of priceline.com; (3) priceline.com’s Chief Executive Officer and each of its other four most highly compensated executive officers; and (4) all executive officers and Directors as a group.  The percentage of shares owned is based on 38,846,021 shares outstanding as of November 30, 2004.

	SHARES BENEFICIALLY OWNED (a)
NAME OF BENEFICIAL OWNER	NUMBER	PERCENT

Jeffery H. Boyd (b)	557,992	1.42%
Ralph M. Bahna (c)	73,345	*
Howard W. Barker, Jr.(d)	5,980	*
Jeffrey E. Epstein (e)	5,610	*
Patricia L. Francy (f)	5,610	*
James M. Guyette (g)	4,296	*
Edmond Tak Chuen Ip (h)	12,752,307	32.80%
Dominic Kai Ming Lai (i)	6,381,847	16.42%
Marshall Loeb (j)	17,095	*
Nancy B. Peretsman (k)	68,550	*
Ian F. Wade (i)	6,381,847	16.42%
Robert J. Mylod Jr. (l)	248,392	*
Ronald V. Rose (m)	197,154	*
Mitchell L. Truwit (n)	156,212	*
Chris Soder (o)	64,351	*
Cheung Kong (Holdings) Limited (h)	12,752,307	32.80%
Hutchison Whampoa Limited (i)	6,381,847	16.42%
PAR Investment Partners, L.P. (p)	3,514,138	9.05%
Prince Alwaleed Bin Talal Abdulaziz Al Saud (q)	1,993,567	5.13%
All directors and executive officers as a group (18 persons) (r)	14,366,338	35.87%

*   Represents beneficial ownership of less than one percent.

(a)          Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes sole voting and investment power with respect to securities, except as discussed in the footnotes below. Stock options that are currently exercisable or exercisable within 60 days after November 30, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such stock options for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Shares of restricted stock are deemed to be issued and outstanding.

(b)         Includes 382,405 shares that Mr. Boyd has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(c)          Includes 24,928 shares that Mr. Bahna has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(d)         Includes 3,980 shares that Mr. Barker has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(e)          Includes 3,610 shares that Mr. Epstein has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(f)            Includes 3,610 shares that Ms. Francy has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(g)         Includes 1,296 shares that Mr. Guyette has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(h)         Includes (1) 2,924,437 shares held by Prime Pro Group Limited and 3,437,969 shares held by Potton Resources Limited, each of which is an indirect wholly owned subsidiary of Cheung Kong (Holdings) Limited; (2) 8,054 shares that Mr. Ip, an Executive Director of Cheung Kong (Holdings) Limited, has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004;  (3) 2,924,437 shares held by Forthcoming Era Limited and 3,437,969 shares held by Ultimate Pioneer Limited, each of which is an indirect wholly owned subsidiary of Hutchison Whampoa Limited; (4) 8,054 shares that Mr. Lai, an Executive Director of Hutchison Whampoa Limited, has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004; and (5) 11,387 shares that Mr. Wade, the Group Managing Director of the A.S. Watson Group of Hutchison Whampoa Limited, has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.  Cheung Kong (Holdings) Limited is a 49.97% shareholder of Hutchison Whampoa Limited.  Each of Cheung Kong (Holdings) Limited, Potton Resources Limited and Prime Pro Group Limited disclaims beneficial ownership of the shares referred to in clauses (3) through (5) above.  Mr. Ip disclaims beneficial ownership of the shares referred to in clauses (1), (3), (4) and (5) above, except to the extent of his pecuniary interest therein.  The address of Cheung Kong (Holdings) Limited is 7th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong.

(i)             Includes (1) 2,924,437 shares held by Forthcoming Era Limited and 3,437,969 shares held by Ultimate Pioneer Limited, each of which is an indirect wholly owned subsidiary of Hutchison Whampoa Limited; (2) 8,054 shares that Mr. Lai, an Executive Director of Hutchison Whampoa Limited, has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004; and (3) 11,387 shares that Mr. Wade, the Group Managing Director of the A.S. Watson Group of Hutchison Whampoa Limited, has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.  Each of Mr. Lai and Mr. Wade disclaims beneficial ownership of the shares beneficially owned by Hutchison Whampoa Limited, Forthcoming Era Limited, Ultimate Pioneer Limited, Cheung Kong (Holdings) Limited, Prime Pro Group Limited, Potton Resources Limited, Mr. Ip and one another except to the extent of his pecuniary interest therein.  The address of Hutchison Whampoa Limited is 22nd Floor, Hutchison House, 10 Harcourt Road, Hong Kong.

(j)             Includes: (1) 166 shares held by an immediate family member of Mr. Loeb; (2) 5,208 shares subject to vested options which are held by Mr. Loeb’s daughter, as to which Mr. Loeb disclaims beneficial ownership; and (3) 9,720 shares that Mr. Loeb has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(k)          Does not include: (1) 1,301 shares held by Allen & Company Incorporated for the benefit of certain members of Ms. Peretsman’s family; (2) 100,000 shares held by the NP 2003 Family Trust; and (3) 5,555 shares held by a foundation for which Ms. Peretsman serves as a trustee.  Includes: 14,928 shares that Ms. Peretsman has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.  Allen & Company Incorporated disclaims beneficial ownership of the shares and options referred to above.

(l)             Includes 122,684 shares that Mr. Mylod has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(m)       Includes 182,637 shares that Mr. Rose has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(n)         Includes 154,212 shares that Mr. Truwit has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(o)         Includes 64,351 shares that Mr. Soder has the right to acquire under stock options currently exercisable or exercisable within 60 days after November 30, 2004.

(p)         According to Form 13G/A, dated May 24, 2004, filed with the Securities and Exchange Commission by PAR Capital Management Inc., PAR Group L.P. and PAR Investment Partners, L.P.  The address for PAR Capital Management Inc., PAR Group L.P. and PAR Investment Partners, L.P. is One Financial Center, Suite 1600, Boston, MA  02111.

(q)         According to Form 13G, dated September 28, 2001, filed with the Securities and Exchange Commission (and after giving effect to the June 2003 one-for-six stock split) by His Royal Highness Prince Alwaleed Bin Talal Bin Abdulaziz Al Saud.  The address of His Royal Highness Prince Alwaleed Bin Talal Bin Abdulaziz Al Saud is Kingdom Holding Company, P.O. Box 8653, Riyadh, 11492, Kingdom of Saudi Arabia.

(r)            Includes shares beneficially owned by all Directors and executive officers of priceline.com, including the named executive officers, as a group.

The address of all Directors, officers and other individual stockholders (except as otherwise set forth herein) is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Director and Executive Compensation

Compensation of Directors

Directors who are also employees of priceline.com receive no additional compensation for serving on the Board of Directors.  In the first half of 2004, the Company’s Compensation Committee worked with an outside compensation consultant and reviewed, among other things, the compensation paid to the Company’s Directors and to directors of comparably situated companies.  Based on that review, the Company changed certain elements of the compensation paid to its Directors.

• Non-employee Directors.  Non-employee Directors receive an annual retainer of $25,000 and, effective after the Company’s June 2004 Annual Meeting of Stockholders, an annual grant of 8,000 stock options that vest over three years.  In addition, non-employee Directors receive a grant of 8,000 stock options at the time they join the Board of Directors.  The Board of Directors has set February 1st of each year as the date for the annual grant of stock options to directors starting in 2005.

• “Independent” Directors.  On the first business day following the Company’s 2004 Annual Meeting of Stockholders, each of the Company’s “independent” directors, as determined by the Company’s Board of Directors within the meaning of the applicable requirements of the Nasdaq Stock Market, received a one-time grant of 2,000 shares of priceline.com restricted common stock.  Five hundred shares of the restricted common stock will vest on each of the four anniversaries of the date of grant, if the director is on the Company’s Board of Directors on such vesting date.  The vesting of the shares of restricted common stock will accelerate if, among other things, the director is not re-nominated for election to the Board of Directors or if the Director retires after the age of 65 or becomes disabled.  The Company will require that all “independent” Directors hold at least 2,000 shares of priceline.com common stock (unrestricted or restricted) while they are members of the Company’s Board of Directors.  In addition, each “independent” Director will receive a grant of 2,000 shares of restricted common stock at the time they join the Board of Directors.

• Committees.  The Chairperson of the Company’s Audit Committee receives a retainer of $7,500 a year and the Chairperson of the Company’s Compensation Committee and Nominating and Corporate Governance Committee will each receive a retainer of $3,500 a year.  Each director receives a fee of $1,250 for each committee meeting attended.

• Chairman of the Board.  On April 22, 2004, Ralph Bahna, the Company’s Non-Executive Chairperson, received a grant of 10,000 stock options that vest pro rata from April 22, 2004 through December 31, 2004.

The Company reimburses non-employee Directors for all travel and other expenses incurred in connection with attending Board of Directors and committee meetings.

Compensation of Executive Officers

The following table shows compensation earned during fiscal 2001, 2002 and 2003 by each of the individuals who served as our Chief Executive Officer during fiscal 2003 and the next four most highly-compensated executive officers serving at the end of fiscal 2003.  These people are referred to as the “named executive officers.”  Unless otherwise indicated, titles shown in the table are titles held as of December 31, 2003.

Summary Compensation Table

				LONG-TERM COMPENSATION
						NUMBER OF
				RESTRICTED		SECURITIES		ALL OTHER
	ANNUAL COMPENSATION			STOCK		UNDERLYING		COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	AWARDS ($)(a)		OPTIONS (#)		($)
Jeffery H. Boyd, President	2003	300,380	61,458	1,014,000	(b)	50,000		450	(c)
and Chief Executive Officer	2002	300,000	—	—		83,000		—
	2001	304,167	—	—		287,500	(d)	—

Robert J. Mylod Jr.,	2003	300,380	61,458	676,000	(e)	33,333		270	(c)
Chief Financial Officer	2002	300,000	—	—		—		—
	2001	300,000	—	—		20,833		—

Ronald V. Rose,	2003	300,380	61,458	—		20,833		690	(c)
Chief Information Officer	2002	300,000	—	—		—		—
	2001	300,000	—	—		20,833		15,077	(f)

Mitchell L. Truwit,	2003	300,380	61,458	—		—		240	(c)
Chief Operating Officer	2002	270,833		—		83,333		—
	2001	250,000	—	—		41,667		—

Christopher L. Soder,	2003	241,952	61,458	—		—		270	(c)
Executive Vice President, Lodging and	2002	225,000	—	—		33,333		—
Vacation Products	2001	225,000	—	—		20,833		10,316	(f)

(a)                                  Represents the dollar value of May 2003 grant of restricted common stock calculated by multiplying the closing market price of the Company’s unrestricted common stock on the date of grant by the number of shares granted.  All shares of restricted common stock reflected below were unvested at December 31, 2003 and no dividends were paid on shares of restricted common stock.

(b)                                 At December 31, 2003, Mr. Boyd held 50,000 unvested shares of restricted common stock having an aggregate value at December 31, 2003 of $895,000.  12,500 shares of the restricted Common Stock vest on June 15, 2004 and 12,500 on each of May 7, 2005, 2006 and 2007.  All or a portion, depending on the circumstances, of the shares are subject to accelerated vesting upon a termination without “cause” or for “good reason,” as such terms are used in Mr. Boyd’s employment agreement.

(c)                                  Represents the imputed value of group term life insurance in excess of $50,000.

(d)                                 The options granted to Mr. Boyd in 2000 were returned to the Company in the fourth quarter 2000.

(e)                                  At December 31, 2003, Mr. Mylod held 33,333 unvested shares of restricted common stock having an aggregate value at December 31, 2003 of $596,661.  8,333 shares of the restricted common stock vest on June 15, 2004 and 8,333 on each of May 7, 2005, 2006 and 2007.  All or a portion, depending on the circumstances, of the shares are subject to accelerated vesting upon a termination without “cause” or for “good reason,” as such terms are used in Mr. Mylod’s employment agreement.

(f)                                    Represents payments by priceline.com to a third party financial advisor to provide financial advisory services.

The following table sets forth information concerning the grant of stock options during the fiscal year ended December 31, 2003 to the named executive officers.

Option Grants in Last Fiscal Year

	INDIVIDUAL GRANTS
						POTENTIAL REALIZAB:E VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM ($)(a)
	NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED (#)
			% OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN FISCAL YEAR
				EXERCISE OR BASE PRICE ($/SH)
					EXPIRATION DATE
Names						5%	10%
Jeffery H. Boyd	50,000	(b)	8.8%	20.28	5/7/2013	637,699	1,616,055
Robert J. Mylod Jr.	33,333	(b)	5.9%	20.28	5/7/2013	425,129	1,077,359
Ronald V. Rose	20,833	(c)	3.7%	7.92	1/23/2013	103,766	262,963
Mitchell L. Truwit	—		0.0%	—		—	—
Christopher L. Soder	—		0.0%	—		—	—

(a)          The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company’s stock price.

(b)         One-third of the shares underlying the options vest and are exercisable one year after the date of grant and the remaining shares underlying the options vest and are exercisable pro rata each month thereafter through May 7, 2006.

(c)          One-third of the shares underlying the options vest and are exercisable one year after the date of grant and the remaining shares underlying the options vest and are exercisable pro rata each month thereafter through January 23, 2006.

The following table sets forth information concerning the exercise of stock options during the fiscal year ended December 31, 2003, and the fiscal year-end value of stock options, held by the named executive officers.

Aggregated Option Exercises in 2003 and

Fiscal Year-End Option Values

			NUMBER OF SHARES UNDERLYING UNEXERCISED OPTIONS AT 12/31/03 (#)	VALUE OF UNEXERCISED IN THE-MONEY OPTIONS AT 12/31/03 ($) (a)

	SHARES ACQUIRED	VALUE

Names	ON EXERCISE (#)	REALIZED ($) (b)	EXERCISABLE/ UNEXERCISABLE	EXERCISABLE/ UNEXERCISABLE
Jeffery H. Boyd	—	—	317,590/103,242	125,182/156,484
Robert J. Mylod Jr	—	—	97,221/40,278	273,332/0
Ronald V. Rose	58,334	900,159	161,804/27,778	399,664/207,913
Mitchell L. Truwit	25,000	285,021	145,945/56,136	205,814/156,484
Christopher L. Soder	9,167	100,406	87,035/25,464	104,924/60,742

(a)                                  Assumes a fiscal year-end market price of $17.90 per share.

(b)                                 Value before income taxes payable as a result of exercise.

The following table sets forth information concerning the Company’s equity compensation plans as of November 30, 2004.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	3,927,670	$54.73	342,273

Equity compensation plans not approved by security holders	479,184	$17.03	19,323

Total	4,406,854		361,596

In October 2000, the Company adopted the 2000 Employee Stock Option Plan that authorized the issuance of stock options to purchase 1,000,000 shares of priceline.com Common Stock to employees of the Company (the “2000 Plan”).  In November 2000, in connection with the hiring of Robert J. Mylod, the Company’s Chief Financial Officer, the Company adopted a stock option and restricted stock plan that authorized the issuance of 200,000 shares of priceline.com Common Stock (the “Mylod Plan”).

2000 Plan.  The 2000 Plan is administered by the Company’s Compensation Committee.  Pursuant to the terms of the 2000 Plan, the Compensation Committee is granted broad authority to, among other things, grant stock options, determine the persons to whom and the time or times at which stock options will be granted, to determine the type and number of stock options to be granted, the number of shares of stock to which a stock option may relate and the terms, conditions and restrictions relating to any stock options.  Stock options granted under the 2000 Plan may be granted to independent contractors and employees of the Company or any of its subsidiaries and affiliates (as such terms are defined in the 2000 Plan). The Compensation Committee may, in its absolute discretion, without amendment to the 2000 Plan:

(1)                                  accelerate the date on which any stock option granted under the 2000 Plan becomes exercisable, waive or amend the operation of the 2000 Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such stock option,  and

(2)                                  otherwise adjust any of the terms applicable to any award.

Unless otherwise determined by the Compensation Committee, stock options granted pursuant to the 2000 Plan become exercisable ratably over three years commencing on the first anniversary of the date of grant. The stock option exercise price, which is the purchase price per share payable upon the exercise of a stock option, will be established by the Compensation Committee; provided, however, that the stock option exercise price may be no less than the “fair market value” of a share of Common Stock on the date of grant, which is determined as the closing sales price of a share of Common Stock on the NASDAQ Stock Market for the date immediately preceding the date of grant on which there was a sale of Common Stock.  All stock options issued pursuant to the 2000 Plan are Non-Qualified Stock Options.

Unless the applicable award agreement provides otherwise, in the event that the employment or consultancy of a participant with the Company is terminated for any reason other than cause, disability or death:

•                                          Options granted to such participant, to the extent that they are exercisable at the time of such termination, will remain exercisable until the date that is 90 days after such termination, on which date they will expire; and

•                                          Options granted to such participant, to the extent that they were not exercisable at the time of such termination, will expire at the close of business on the date of such termination.

The 90-day period referred to above will be extended to one year from such termination, in the event of the participant’s death during such 90-day period.  Notwithstanding anything in the 2000 Plan to the contrary, upon the occurrence of a change in control (as such term is defined in the 2000 Plan), any award will become fully exercisable and vested on the date that is six (6) months from the date of the change in control, so long as the participant is employed by the Company on the date of the change in control, and is employed by the Company on the date that is six (6) months from the date of the change in control.  In the event that a participant is terminated by the Company without cause, either in anticipation of a change in control or within six (6) months following a change in control, the participant’s awards will become fully exercisable and vested and will remain exercisable until the date that is six (6) months after such termination, on which date the awards will expire.

Mylod Plan.  The Mylod Plan was established in November 2000 as an inducement to Bob Mylod to join the Company as Chief Financial Officer.  All stock options and shares of restricted Common Stock issued under the Mylod Plan in November 2000 are fully vested and, in the case of the stock options, exercisable.  The stock options have a ten (10) year term.  In the event of a termination without “cause,” “termination for good reason,” “termination for death or disability”, each as defined in Mr. Mylod’s employment agreement, or non-extension of the employment term in accordance with the term of the employment agreement, Mr. Mylod will have an eighteen (18) month period to exercise such stock options.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company has employment agreements with each of the following named executive officers: Jeffery H. Boyd, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors, Robert J. Mylod Jr., the Company’s Chief Financial Officer, Ronald V. Rose, the Company’s Chief Information Officer, Mitchell L. Truwit, the Company’s Chief Operating Officer and Christopher L. Soder, the Company’s Executive Vice President, Lodging and Vacation Products.

The agreements with Messrs. Boyd, Mylod, Rose and Truwit, which provide for a minimum salary of $300,000 per year for each such executive officer, are year-to-year contracts, with the exception of Mr. Truwit’s, which expires in August 2004 and then converts to a year-to-year contract.  Each of the agreements provides (a) for the accelerated vesting of certain stock options and (b) an eighteen (18) month period to exercise such stock options, in the event of a termination without “cause,” “termination for good reason,” “termination for death or disability” or a “change of control” of priceline.com, each as defined in the agreement.  The following options are covered by the foregoing provisions: 266,666 fully vested options issued to Mr. Boyd in May 2001 with an exercise price of $30.66; 83,333 fully vested options issued to Mr. Mylod in November 2000 with an exercise price of $14.62; 45,833 fully vested options issued to Mr. Rose in December 2000 with an exercise price of $9.18; and 83,333 options issued to Mr. Truwit in August 2002 with an exercise price of $14.52.  In the event of a termination without “cause” or a “termination for good reason,” these executive officers will be entitled to receive, among other things, two times his base salary and target bonus, if any, over a twelve month period following his termination.  Subject to certain limitations, if severance remuneration payable under the agreements is held to constitute an “excess parachute payment” and the executive officer becomes liable for any tax penalties on that payment, priceline.com will make a cash payment to him in an amount equal to the tax penalties plus an amount equal to any additional tax for which he will be liable as a result of receipt of the payment for such tax penalties and payment for such reimbursement for additional tax.  The agreements contain non-solicitation and non-disparagement provisions in the event of such executive officer’s termination of employment.

The term “cause”, as used in the employment agreements described above, includes, among other things, (i) willful misconduct by such executive with regard to the Company which has a material adverse effect on the Company; (ii) the willful refusal of such executive to attempt to follow the proper written direction of the Board of Directors or a more senior officer of the Company, provided that the foregoing refusal shall not be “cause” if such executive in good faith believes that such direction is illegal, unethical or immoral and promptly so notifies the Board of Directors or the more senior officer (whichever is applicable); (iii) substantial and continuing willful refusal by such executive to attempt to perform the duties required of him (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to such executive by the Board of Directors or a more senior officer of the Company which specifically identifies the manner in which it is believed that such executive has substantially and continually refused to attempt to perform his duties; or (iv) such executive being convicted of a felony (other than a felony involving a traffic violation or as a result of vicarious liability).  A notice by the Company of a non-renewal of the employment agreement will be considered an involuntary termination of such executive without “cause”.  A notification of a termination for “cause” from the Company to such executive must include a copy of a resolution duly adopted by at least two-thirds (2/3) of the entire membership of the Board of Directors at a meeting of the Board which was called for the purpose of considering such termination and which such executive and his representative had the right to attend and address the Board of Directors, finding that, in the good faith of the Board of Directors, such executive engaged in conduct set forth in the definition of “cause” above and specifying the particulars thereof in reasonable detail.

The term “good reason”, as used in the employment agreements described above, includes, among other things, (i) any material diminution of such executive’s positions, duties or responsibilities (except in each case in connection with the termination of such executive’s employment for “cause” or disability or as a result of such executive’s death, or temporarily as a result of such executive’s illness or other absence), or, the assignment to such executive of duties or responsibilities that are inconsistent with such executive’s then position; (ii) removal of, or the non-reelection of, such executive from the officer position with the Company specified in the employment agreement without election to a higher position or removal of such executive from any of his then officer position; (iii) a relocation of the Company’s executive office in Connecticut  to a location more than thirty-five (35) miles from its current location or more than thirty-five (35) miles further from such executive’s residence at the time of relocation; (iv) a failure by the Company (A) to continue any bonus plan, program or arrangement in which such executive is entitled to participate (the “Bonus Plans”), provided that any such Bonus Plans may be modified at the Company’s discretion from time to time but shall be deemed terminated if (x) any such plan does not remain substantially in the form in effect prior to such modification and (y) if plans providing such executive with substantially similar benefits are not substituted (“Substitute Plans”), or (B) to continue such executive as a participant in the Bonus Plans and Substitute Plans on at least the same basis as to potential amount of the bonus as such executive participated in prior to any change in such plans or awards, in accordance with the Bonus Plans and the Substitute Plans; (v) any material breach by the Company of any provision of the employment agreement; or (vi) failure of any successor to the Company to assume in a writing delivered to such executive upon the assignee becoming such, the obligations of the Company hereunder.  In addition, under the terms of Mr. Boyd’s employment agreement, a voluntary resignation by Mr. Boyd would be considered a termination for good reason for purposes of his employment agreement.

The agreement between the Company and Mr. Soder provides certain severance protection in the event of a termination without “cause” or for “good reason.”  In the event of a termination without “cause” or for “good reason,” Mr. Soder will be entitled to receive, among other things, one times his base salary and target bonus, if any, over a twelve month period following his termination.  The term “good reason” as used in the agreement, includes any of the following circumstances: (i) material demotion (except in connection with the termination of Mr. Soder’s employment for Cause or as a result of his death, or temporarily as a result of his illness or other absence), (ii) a relocation of the Company’s executive office in Connecticut to a location more than thirty-five (35) miles from its current location or more than thirty-five (35) miles further from Mr. Soder’s residence at the time of relocation; (iii) any material breach by the Company of any provision of Mr. Soder’s agreement; or (iv) failure of any successor to the Company (whether direct or indirect and whether by merger, acquisition, consolidation or otherwise) to assume in writing delivered to Mr. Soder upon the assignee becoming such, the obligations of the Company under the agreement.  The definition of  “cause” in Mr. Soder’s agreement is substantially similar to the definition of “cause” detailed above.  In addition, Mr. Soder’s agreement provides for the accelerated vesting of certain options upon a change in control (as defined in priceline.com’s 1999 Omnibus plan, as amended) of priceline.com, provided that Mr. Soder is employed by priceline.com at the time of the change in control and six months after the change in control.  In addition, in the event Mr. Soder were terminated by the Company without “cause” within six months following a change in control, the options would become fully exercisable and vested and would remain exercisable and vested until the date that is six months after such termination.

In May 2003, Messrs. Boyd and Mylod were each granted 50,000 and 33,333, respectively, shares of restricted common stock that vest in equal installments in June 2004 and May 2005, 2006 and 2007.  Pursuant to the terms of the grants of restricted common stock approved by the Company’s Compensation Committee, the vesting of the shares of restricted common stock will accelerate upon a termination without “cause” or termination for “good reason,” both as defined in Messrs. Boyd’s and Mylod’s employment agreements and summarized above.  Upon a termination without “cause” or a termination for “good reason,” a pro rata portion of the grant of restricted common stock equal to the number of months elapsed since the date of grant will vest (e.g., if such a termination occurs 27 months after the date of grant, 27/48ths of the grant of restricted common stock would vest).  Under the terms of the grant to Mr. Boyd, a voluntary resignation by Mr. Boyd would not trigger an accelerated vesting of the restricted common stock.

The Company’s 1999 Omnibus Plan provides that in the event of a change in control of the Company (as defined in the 1999 Omnibus Plan) all options granted prior to April 25, 2000 which were not previously exercisable and vested shall become fully exercisable and vested, and any restrictions relating to such options shall lapse.  In addition, options granted under the 2000 Plan become fully exercisable and vested six months after the date of a change in control, so long as the holder of such options is employed by the Company on the date of the change in control and on the date that is six months from the change in control.  The purchaser or purchasers of the Company’s assets or stock may elect to deliver to the holders of options granted under the 1999 Omnibus Plan and the 2000 Plan the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or change in control, or the Board of Directors of the Company may cancel all outstanding options in exchange for consideration equal to the higher of the fair market value of the securities the holder of such options would have received had such options been exercised prior to such sale, conveyance or change in control (less the exercise price therefor), and the fair market value of the securities the holder of such options would have received had such options been exercised immediately following such sale, conveyance or change in control (less the exercise price therefor).

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of three non-employee directors: Messrs. Epstein, Guyette and Loeb.  No member of the Compensation Committee is or was formerly an officer or an employee of the Company.  No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or the compensation committee of any other company, nor has such interlocking relationship existed in the past.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.

Appendix A

AMENDMENT NUMBER THREE

TO THE

PRICELINE.COM INCORPORATED

1999 OMNIBUS PLAN

WHEREAS, priceline.com Incorporated (the “Company”) maintains the priceline.com Incorporated 1999 Omnibus Plan (the “Plan”);

WHEREAS, on January 24, 2005, in connection with the 2005 Special Meeting of Stockholders, the stockholders of the Company authorized Amendment Number Three to the Plan;

WHEREAS, the Board of Directors of the Company (the “Board”), acting through the Compensation Committee, is authorized to amend the Plan, subject to stockholder approval in certain instances;

WHEREAS, the Board desires to amend the Plan, subject to stockholder approval.

NOW, THEREFORE, effective immediately, but subject to, and conditioned upon, approval of this amendment by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware at a special stockholders meeting, the Plan is amended as follows:

1.                                       Section 3 of the Plan is amended by replacing the first sentence thereof with the following:

“The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 7,895,833 shares, subject to adjustment as provided herein.”

IN WITNESS WHEREOF, this Amendment has been executed this        day of January, 2005.

Priceline.com Incorporated

By:
	Name:	Peter J. Millones
	Title:	Corporate Secretary

Appendix B

priceline.com Incorporated

1999 Omnibus Plan

1.                                       Establishment and Purpose.

There is hereby adopted the priceline.com Incorporated 1999 Omnibus Plan (the “Plan”). The Plan is intended to promote the interests of priceline.com Incorporated (the “Company”) by providing employees of the Company with appropriate incentives and rewards to en courage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other employees, consultants and directors in fulfilling their responsibilities for long-range achievements.

2.                                       Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a)          “Affiliate” means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)         “Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(c)          “Award” means any Option, Restricted Stock or Other Stock-Based Award granted under the Plan.

(d)         “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)          “Board” shall mean the Board of Directors of the Company.

(f)            “Cause” shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(f), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

(g)         “Change in Control” means the occurrence of any one of the following events:

(i)             any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)          the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stock holders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)       there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity out standing immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, directly or indirectly, acquired 25% or more of the combined voting power of the Company’s then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates); or

(iv)      the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(h)         “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(i)             “Committee” means (1) with respect to the application of this Plan to employees and consultants, a committee established by the Board, which committee shall be intended to consist of two or more non-employee directors, each of whom shall be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “outside director” as defined under Section 162(m) of the Code and (2) with respect to the application of this Plan to Non-Employee Directors, the Board.

(j)             “Company” means priceline.com Incorporated, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k)          “Director” shall mean a member of the Board.

(l)             “Disability” shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code, or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

(m)       “Effective Date” shall mean the effective date of the Initial Public Offering, provided that the Plan had been approved by the stockholders of the Company prior to the Initial Public Offering.

(n)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o)         “Executive Officer” shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

(p)         The “Fair Market Value” of a share of Stock as of a particular date shall mean the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange.

(q)         “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(r)            “Initial Public Offering” shall mean the initial public offering of shares of Stock of the Company, as more fully described in the preliminary Registration Statement on Form S-1 in tended to be filed with the Securities and Exchange Commission on or about December 23, 1998, as such Registration Statement may be amended from time to time.

(s)          “Issue Date” shall mean the date established by the Company on which certificates representing Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(e).

(t)            “Non-Employee Director” shall mean a member of the Board who is not and has never been an employee of the Company.

(u)         “Non-Qualified Option” shall mean an Option other than an Incentive Stock Option.

(v)         “Option” shall mean an option to purchase a number of shares of Stock granted pursuant to Section 7.

(w)       “Other Stock-Based Award” shall mean an award granted pursuant to Section 9 hereof.

(x)           “Partial Exercise” shall mean an exercise of an Award for less than the full extent permitted at the time of such exercise.

(y)         “Participant” shall mean (1) an employee, consultant or Non-Employee Director of the Company to whom an Award is granted hereunder and (2) any such persons successors, heirs, executors and administrators, as the case may be, in such capacity.

(z)           “Performance Goals” means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, as sets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation and (viii) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(aa)    “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Stock of the Company.

(bb)  “Plan” means the priceline.com 1999 Omnibus Plan, as amended from time to time.

(cc)    “Reload Option” shall mean a Non-Qualified Stock Option granted pursuant to Section 7(c)(5).

(dd)  “Restricted Stock” shall mean a share of Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to the restrictions set forth in Section 8(c).

(ee)    “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(ff)        “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(gg)  “Stock” means shares of the common stock, par value $.01 per share, of the Company.

(hh)  “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(ii)          “Vesting Date” shall mean the date established by the Committee on which Restricted Stock may vest.

3.                                       Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 7,895,833 shares, subject to adjustment as provided herein.  No more than 1,250,000 shares of Stock may be awarded in respect of Options, no more than 416,666 shares of Stock may be awarded in respect of Restricted Stock and no more than 833,334 shares of Stock may be awarded in respect of Other Stock-Based Awards to a single individual in any given year during the life of the Plan, which amounts shall be subject to adjustment as provided herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the holder of such Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

Except as provided in an Award Agreement, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of holders of Awards under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code, (iv) the Performance Goals and (v) the individual limitations applicable to Awards.

4.                                       Administration of the Plan.

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, with out limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, (b) accelerate the Vesting Date or waive any condition imposed hereunder with respect to any Restricted Stock and (c) otherwise adjust any of the terms applicable to any Award; provided, however, in each case, that in the event of the occurrence of a Change in Control, the provisions of Section 10 hereof shall govern vesting and exercisability schedule of any Award granted hereunder.

No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.                                       Eligibility.

Incentive Stock Options shall be granted only to key employees (including officers and directors who are also employees) of the Company, its parent or any of its Subsidiaries. All other Awards may be granted to officers, independent contractors, key employees and non-employee directors of the Company or of any of its Subsidiaries and Affiliates.

6.                                       Awards Under the Plan; Non-Employee Director Grants

(a)  Grants.  The Committee may grant Options, Restricted Stock and Other Stock-Based Awards to Participants in such amounts and on such terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its sole and absolute discretion.

(b)  Non-Employee Director Grants.  Unless determined otherwise by the Committee in its sole and absolute discretion, and without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted a Non-Qualified Option to purchase (1) 3,333 shares of Stock as of the date the Non-Employee Director begins service as a Non-Employee Director and (2) an additional Option to purchase 1,666 shares of Stock as of the first business day following each annual meeting of stockholders of the Company, provided that the individual is a Non-Employee Director on such date. Unless otherwise determined by the Committee at the time of grant, each such Option shall be for a ten (10) year term, shall become exercisable as to one-third of the shares subject to the Option on the first anniversary of the date of grant and as to the balance monthly in equal installments over the next twenty-four months following such first anniversary, shall be granted at a per share exercise price equal to the Fair Market Value and otherwise be in accordance with Section 7 of this Plan.

(c)  Agreements.  Each Award granted under the Plan shall be evidenced by an Agreement that shall contain such provisions as the Committee may, in its sole and absolute discretion, deem necessary or desirable.  By accepting an Award, a Participant thereby agrees that the Award shall be subject to all terms and provisions of the Plan and the applicable Agreement.

(d)  Notwithstanding the above, no grants under Section (b) above shall be made to the extent it would exceed the limitations set forth in Section 3 of the Plan with any grants then due being cut back pari passu and such non-made grants automatically being made at such time as they may be made under Section 3 (other than as a result of an amendment thereof).

7.                                       Options.

(a)          Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Option.

(b)         Exercise Price. Each Agreement with respect to an Option shall set forth the exercise price per share of Stock payable by the grantee to the Company upon exercise of the Option. The exercise price per share of Stock shall be determined by the Committee; provided, however, that in no case shall an Option have an exercise price per share of Stock that is less than the Fair Market Value of a share of Stock on the date the Option is granted.

(c)          Term and Exercise of Options.

(1)          Unless the applicable Agreement provides otherwise, an Option shall become cumulatively exercisable as to 33 1/3% percent of the Units covered thereby on each of the first, second and third anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Agreement provides otherwise and except in the event of a Change in Control, no Option shall be exercisable prior to the first anniversary of the date of grant.

(2)          An Option may be exercised for all or any portion of the Stock as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $100.00. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3)          An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (ii) subject to the approval of the Committee, in Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Committee, by such other provision as the Committee may from time to time authorize.

(4)          Certificates for Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other per son entitled to receive such Stock, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(5)          The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Options, at or after the time of grant, that a Participant shall be granted a new Non-Qualified Option (a “Reload Option”) for a number of shares of Stock equal to the number of shares of Stock surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7(c)(3)(ii) above, subject to the availability of Stock under the Plan at the time of such exercise; provided, however, that no Reload Option shall be granted to a Non-Employee Director. Reload Options shall be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

(d)         Limitations on Incentive Stock Options.

(1)          To the extent that the aggregate Fair Market Value of Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(2)          No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant; such individual owns (or is attributed to own by virtue of the Code) Stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)          Effect of Termination of Employment.

(1)          Unless the applicable Agreement provides otherwise, in the event that the employment, directorship or consultancy (together, hereinafter referred to as “employment”) of a Participant with the Company shall terminate for any reason other than Cause, Disability or death, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90 day period described in this Section 7(e)(1) shall be extended to one year from such termination, in the event of the Participant’s death during such 90 day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2)          Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

(3)          In the event of the termination of a Participant’s employment for Cause, all out standing Options granted to such Participant shall expire as of the commencement of business on the date of such termination.

8.                                       Restricted Stock.

(a)          Issue Date And Vesting Date. At the time of the grant of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares of Restricted Stock. The Committee may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 8(e). Provided that all conditions to the vesting of Restricted Stock imposed pursuant to Section 8(b) are satisfied, and except as provided in Section 8(g), upon the occurrence of the Vesting Date with respect to Restricted Stock, such Restricted Stock shall vest and the restrictions of Section 8(c) shall lapse.

(b)         Conditions to Vesting. At the time of the grant of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock as it, in its absolute discretion, deems appropriate, including the attainment of Performance Goals.

(c)          Restrictions on Transfer Prior to Vesting. Prior to the vesting of any Restricted Stock, no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock, and all of the rights related thereto, shall be forfeited by the Participant.

(d)         Dividends on Restricted Stock. The Committee in its discretion may require that any dividends or distributions paid on Restricted Stock be held in escrow until all restrictions on such Restricted Stock has lapsed.

(e)          Issuance of Certificates.

(1)          Reasonably promptly after the Issue Date with respect to Restricted Stock, the Company shall cause to be issued a certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares of Restricted Stock; provided that the Company shall not cause such a certificate to be issued unless it has received a power of attorney duly endorsed in blank with respect to such shares of Restricted Stock. Each such certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE PRICELINE.COM 1999 OMNIBUS PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH STOCK AND PRICELINE.COM. A COPY OF THE 1999 OMNIBUS PLAN AND AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

Such legend shall not be removed until such Stock vests pursuant to the terms hereof.

(2)          Each certificate issued pursuant to this Section 8(e), together with the powers relating to the Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

(f)            Consequences of Vesting. Upon the vesting of any Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) shall lapse with respect to such Restricted Stock. Reasonably promptly after any Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares of Restricted Stock were granted a certificate evidencing such Stock, free of the legend set forth in Section 8(e).

(g)         Effect of Termination of Employment. Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee’s amendment authority pursuant to Section 4, upon the termination of a Participant’s employment for any reason other than Cause, any and all Stock to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company; provided that if the Committee, in its sole discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares of Stock, then the Participant shall continue to be the owner of such shares of Stock subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of Stock pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares of Stock. In the event that the Company requires a return of Stock, it shall also have the right to require the return of all dividends or distributions paid on such Stock, whether by termination of any escrow arrangement under which such  dividends or distributions are held or otherwise.

(1)          In the event of the termination of a Participant’s employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends or distributions paid on such shares of Stock, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares of Stock.

(h)         Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 to Executive Officers may be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of Performance Goals pre-established by the Committee.

9.                                       Other Stock-Based Awards.

Other forms of Awards valued in whole or in part by reference to, or otherwise based on, shares of Stock (“Other Stock-Based Awards”) may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of shares of Stock to be granted pursuant to such Other Stock-Based Awards and all other conditions of such Other Stock-Based Awards, including the attainment of Performance Goals.

10.                                 Change in Control.

Notwithstanding anything in the Plan to the contrary, upon the occurrence of a Change in Control, any Award issued prior to April 25, 2000 carrying a right to exercise that was not previously exercisable and vested, shall become fully exercisable and vested and the restriction and forfeiture conditions applicable to any other such Award shall lapse and such Award shall be deemed fully vested.  In the case of any Award made on or after the aforesaid date, no acceleration of exercisability, vesting or lapsing shall occur on a Change in Control except to the extent, if any, provided in the specific Award Agreement or as otherwise determined by the Committee or the Board.  Notwithstanding anything in the Plan to the contrary, upon the occurrence of a Change in Control, the purchaser(s) of the Company’s assets or stock may, in his, her, or its discretion, deliver to the holder of an Award the same kind of consideration that is delivered to the stockholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the higher of (i) the Fair Market Value of those shares of Stock or other securities the holder of such Option would have received had the Option been exercised and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the exercise price there for, and (ii) the Fair Market Value of those shares of Stock or other securities the holder of the Option would have received had the Option been exercised and no disposition of the shares acquired upon such exercise been made immediately following such sale, conveyance or Change in Control, less the exercise price therefor.

Upon dissolution or liquidation of the Company, all Options and other Awards granted under this Plan shall terminate, but each holder of an Option shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

11.                                 Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Stock covered by or relating to any Award until the date of issuance of a certificate with respect to such shares of Stock. Except as otherwise expressly provided in Section 3(b), no adjustment to any Award shall be made for dividends or other rights prior to the date such certificate is issued.

12.                                 No Special Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

13.                                 Securities Matters.

(a)          The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws,  regulations of governmental authority and the requirements of any securities exchange on which shares of Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Stock pursuant to the terms hereof, that the recipient of such shares of Stock make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)         The transfer of any shares of Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares of Stock is in compliance with all applicable laws, regulations of governmental authority, the requirements of any securities exchange on which shares of Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of Stock hereunder in order to allow the issuance of such Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.                                 Withholding Taxes.

Whenever shares of Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Stock having a value equal to the amount of tax to be withheld. Such shares of Stock shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is deter mined (the “Tax Date”). Fractional shares of Stock amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the Stock to be delivered pursuant to an Award.

15.                                 Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

16.                                 Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Participant shall notify the Company of any disposition of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

17.                                 Amendment or Termination of the Plan.

The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or is otherwise required by law or applicable stock exchange requirements. Awards may be granted under the Plan prior to the receipt of such approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be  exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

18.                                 Transfers Upon Death; Nonassignability.

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

During a Participant’s lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (y) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status, or (z) such Option is meant to qualify for the exemptions available under Rule 16b-3, nontransferability is necessary under Rule 16b-3 in order for the award to so qualify and the Committee and the Participant intend that it shall continue to so qualify. Subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

19.                                 Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

20.                                 Failure to Comply.

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

21.                                 Effective Date and Term of Plan.

The Plan became effective on the Effective Date and, unless earlier terminated by the Board, the right to grant Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

22.                                 Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

23.                                 Participant Rights.

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by any award until the date of the issuance of a certificate or certificates to him or her for such shares of Stock.

24.                                 Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any

Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

25.                                 Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

26.                                 Interpretation.

The Plan is designed and intended to comply with Rule l6b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

27.                                 Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

priceline.com Incorporated

PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 24, 2005

                The undersigned hereby appoints ROBERT J. MYLOD JR. and PETER J. MILLONES, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of priceline.com Incorporated that the undersigned may be entitled to vote at the Special Meeting of Stockholders of priceline.com Incorporated to be held on Monday, January 24, 2005, at 2:00 p.m. local time, at the headquarters of priceline.com Incorporated located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, and at any and all continuations and adjournments of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE

The Board Of Directors recommends a vote FOR Proposal 1.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Proposal 1:

To approve an amendment to the priceline.com Incorporated 1999 Omnibus Plan increasing the number of shares of Company common stock with respect to which awards may be granted to 7,895,833 shares from 5,895,833 shares.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE U.S.

EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

				To help our preparations for the meeting, please check here if you plan to attend.	☐

Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Signature	Signature	Date

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

 FOLD AND DETACH HERE

Electronic versions of the priceline.com Incorporated Proxy Statement are available at www.priceline.com under Investor Relations.

If you have not received printed copies of the Proxy Statement along with this proxy card, you indicated your consent on last year’s proxy card to no longer receive these materials.